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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2004

LONGPORT, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-75236	23-2715528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

740 South Chester Road, Suite A
Swarthmore, Pennsylvania 19081
(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 289-6863

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On August 17, 2004, Longport, Inc. disseminated a press release which is attached as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibits:

  99.1
  Press Release of the Registrant

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGPORT, INC. (Registrant)
By:	/s/ MICHAEL BOYD Michael Boyd, CEO

Dated: August 17, 2004

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES